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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2004



                          EXTENDED SYSTEMS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                   000-23597               82-0399670
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NUMBER)


                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (208) 322-7575
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On November 3, 2004, Extended Systems Incorporated held a conference call in connection with the announcement of its financial results for its first quarter ended September 30, 2004. A copy of the script for such conference call is furnished as Exhibit 99.1 and is incorporated by reference herein. An audio replay of such conference call and the related question and answer session will be available online at www.vcall.com.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    EXHIBIT    DESCRIPTION

    99.1 Script for conference call of Extended Systems Incorporated held November 3, 2004.











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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 9, 2004                      EXTENDED SYSTEMS INCORPORATED


                                             By:  /S/ VALERIE A. HEUSINKVELD
                                                  --------------------------
                                                  Valerie A. Heusinkveld
                                                  Chief Financial Officer






















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                                  EXHIBIT INDEX

Exhibit
Number
------

 99.1 Script for conference call of Extended Systems Incorporated held November 3, 2004.